UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 7, 2004
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                        THE BEAR STEARNS COMPANIES INC.
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            (Exact Name of Registrant as Specified in Its Charter)


             Delaware                      1-8989               13-3286161
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   (State or Other Jurisdiction       (Commission File       (I.R.S. Employer
         of Incorporation)                 Number)          Identification No.)



         383 Madison Avenue, New York, New York                   10179
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        (Address of Principal Executive Offices)                (Zip Code)



       Registrant's telephone number, including area code: (212) 272-2000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On September 7, 2004, The Bear Stearns Companies Inc. ("BSC") entered into a series of forward contracts pursuant to the Capital Accumulation Plan for Senior Managing Directors (the "CAP Plan") with a number of CAP Plan participants. Under these forward contracts such participants have agreed to sell up to 4,671,633 common shares of BSC that are due to be distributed on or about November 30, 2004. The forward contracts are subject to the satisfaction of certain performance goals and will settle on November 30, 2004. The per share purchase price will be based on the average of the Daily Volume Weighted Average Price ("VWAP") of the common stock of BSC as reported on the New York Stock Exchange ("NYSE") on each day that such VWAP is between $75.00 and $95.00 per share during the period commencing on September 7, 2004 through and including November 29, 2004 (the "Included Days"). The aggregate number of shares sold pursuant to these forward contracts will be based on a percentage of the number of Included Days over the number of applicable trading days.

      These shares will be purchased pursuant to the BSC Stock Repurchase Program which was authorized on January 7, 2004 by BSC's Board of Directors. BSC has several employee stock compensation plans which provide for the grants of stock options and stock units. These plans are designed to align the compensation of its key employees with the long-term interest of the stockholders. Generally, BSC purchases shares of its common stock in order to offset the potentially dilutive effect of the annual grants.

      Included in the shares covered by these forward contracts are 1,893,718 being offered by Warren Spector, a President and Co-Chief Operating Officer in connection with the scheduled distribution of 2,193,718 shares in the CAP Plan distribution on or about November 30, 2004. In addition other Executive Officers, including Alan Schwartz, a President and Co-Chief Operating Officer, have offered to sell in the aggregate up to 252,822 shares pursuant to these forward contracts.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE BEAR STEARNS COMPANIES INC.

Date:  September 9, 2004

                                          /s/ Samuel L. Molinaro Jr.
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                                         Name:  Samuel L. Molinaro Jr.
                                         Title: Executive Vice President
                                                and Chief Financial Officer